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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 10, 2006

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                  000-30229               04-3387074
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   (State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)

        250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS           01824
         (Address of Principal Executive Offices)           (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On November 10, 2006, Sonus Networks, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) due to the delayed filing of the Company's Form 10-Q for the fiscal quarter ended September 30, 2006. The Company had received a NASDAQ Staff Determination letter on August 14, 2006, indicating that the Company was not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c) (14) due to the delay in the filing of its Form 10-Q for the fiscal quarter ended June 30, 2006. On September 27, 2006, the Company appeared before the NASDAQ Listing Qualifications Panel (the "Panel") to present a plan for regaining compliance for both the filing of its Form 10-Q for the fiscal quarter ended June 30, 2006 and the filing of the Company's Form 10-Q for the fiscal quarter ended September 30, 2006.

The Panel has not yet rendered a decision. Pending a decision by the Panel, the Company's securities will remain listed on The NASDAQ Global Market. There can be no assurance that the Panel will grant the Company's request for continued listing. A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated in this Item 3.01 by reference.

As announced on November 6, 2006, the Company's Audit Committee has completed the previously announced voluntary review of the Company's historical stock option grant practices with respect to options granted since its IPO. Based on that review, the Company has reached a preliminary conclusion that the appropriate measurement dates for financial accounting purposes of certain stock option grants, primarily in fiscal years 2000 to 2003, differ from the recorded grant dates of those awards. While the Company's internal review of stock option grant practices is now complete, the evaluation of the accounting impact resulting from the change in measurement dates for certain stock option grants is still ongoing. The Company has not yet determined the amount of the non-cash, stock-based compensation charges or related tax impacts that will result from these changes. However, the Company's Audit Committee has concluded, upon consulting with management and independent advisors, that the additional non-cash charges for stock-based compensation expense will be material with respect to certain fiscal periods and that the Company will therefore restate certain historical financial statements to record the additional stock-based compensation expense, related tax impacts and any other unrecorded adjustments previously determined to be immaterial. The Company is still reviewing which specific periods will require restatement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   Exhibits

           99.1 Press release of Sonus Networks, Inc. dated November 14, 2006 reporting receipt of NASDAQ notice.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2006                             SONUS NETWORKS, INC.

                                                    By:  /s/ Ellen Richstone
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                                                         Ellen Richstone
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press release of Sonus Networks, Inc. dated November 14, 2006 reporting receipt of NASDAQ notice.

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